EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Sun New Media, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frank Zhao, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Frank Zhao
Frank Zhao, Chief Financial Officer and Secretary
Date: September 5, 2006